UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2014

Fidus Investment Corporation

(Exact Name of Registrant as Specified in its Charter)

Maryland	814-00861	27-5017321
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1603 Orrington Avenue, Suite 1005

Evanston, Illinois 60201

(Address of Principal Executive Offices, Including Zip Code)

(847) 859-3940

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2014, Fidus Investment Corporation (the “Company”) entered into an amendment (the “Amendment”) to its existing Senior Secured Revolving Credit Agreement dated as of June 16, 2014 among the Company, ING Capital LLC, (“ING”) as administrative agent and the lenders party thereto (“Credit Facility”) and an incremental commitment agreement (“Incremental Commitment”) with certain lenders party thereto and ING as administrative agent.

The Amendment revises the Credit Facility to (i) allow unsecured indebtedness subject to a $50.0 million cap until certain financial conditions are met and (ii) allow the Company to buy-back up to $10.0 million of its stock subject to the satisfaction of specified financial covenants and conditions. The Incremental Commitment increases the amount available for borrowing under the Credit Facility from $30.0 million to $50.0 million. The increase in the Credit Facility will step-down to $40.0 million and $30.0 million if the incremental commitment has not been syndicated by March 31, 2015 and June 30, 2015, respectively. The Credit Facility continues to have an accordion feature which allows for an increase in the total loan size up to $75.0 million.

The description above is qualified in its entirety by reference to the full text of the Amendment and the Incremental Commitment attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Amendment No. 1 dated December 19, 2014, to the Senior Secured Revolving Credit Agreement, dated June 16, 2014, by and among the Company as borrower, the lenders party thereto, and ING Capital LLC, as Administrative Agent.

10.2	Incremental Commitment Agreement, dated December 19, 2014, by and among the Company as borrower, the lenders party thereto, and ING Capital LLC, as Administrative Agent.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2014	Fidus Investment Corporation

	By:	/s/ Shelby E. Sherard
Shelby E. Sherard
Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

10.1	Amendment No. 1 dated December 19, 2014, to the Senior Secured Revolving Credit Agreement, dated June 16, 2014, by and among the Company as borrower, the lenders party thereto, and ING Capital LLC, as Administrative Agent.

10.2	Incremental Commitment Agreement, dated December 19, 2014, by and among the Company as borrower, the lenders party thereto, and ING Capital LLC, as Administrative Agent.